united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

Item 1. Reports to Stockholders.

EQUINOX IPM SYSTEMATIC MACRO FUND

CLASS I SHARES: EQIPX

ANNUAL REPORT

JUNE 30, 2017

1-888-643-3431

WWW.EQUINOXFUNDS.COM

DISTRIBUTED BY NORTHERN LIGHTS DISTRIBUTORS, LLC

Equinox IPM Systematic Macro Fund:

Annual Letter to Shareholders for the Year Ended June 30, 2017

The Equinox IPM Systematic Macro Fund (EQIPX) was launched on July 6, 2015. The Fund pursues its investment objective by making a combination of investments (i) directly in an actively managed fixed-income portfolio consisting of cash, cash equivalents, securities issued by the U.S. government with a one year or shorter term to maturity, and money market funds, and (ii) directly, or indirectly through its wholly-owned subsidiary (the “Subsidiary”), in a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global (i.e. U.S. and non-U.S.) markets across three major asset classes: currencies, fixed income and stock indices. The Subsidiary’s investment in futures contracts and futures-related instruments is directed by IPM Informed Portfolio Management AB (“IPM”) in accordance with its Systematic Macro Trading Program (the “IPM Program”). The Fund targets a reduced level of volatility relative to the IPM Program.

The IPM Program takes a systematic, global macro approach to investment. Systematic trading strategies generally employ computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally, with little or no human intervention once a mathematical formula has been entered. The IPM Program seeks to utilize models of short-term and long-term factors, based on market fundamentals that affect investment returns. These quantitative models attempt to rank the relative attractiveness of global financial instruments in currency (developed as well as emerging markets), equity index, and fixed-income markets. The outputs from the models are used to establish trading positions (long or short) in these markets, using primarily futures contracts and futures-related instruments. IPM’s investment process is guided by the work of its research team, which regularly reviews and develops trading systems and financial models using a wide array of analytical techniques.

The IPM Program seeks to invest in a diversified portfolio that combines a large number of uncorrelated investment ideas derived from four broad fundamental themes: value, risk premia, macroeconomic, and market dynamic. “Value” themes seek to identify and take positions on the basis of discrepancies identified between prevailing market prices of assets and their long-term intrinsic values. “Risk premia” themes seek to exploit the time-varying nature of investment opportunities and returns that may be attributable at least in part to the preferences

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com and actions of market participants. “Macroeconomic” themes seek to identify shifts in global economic, political or financial factors and to establish positions that may profit from expected market responses and adjustments. “Market dynamic” themes recognize that each market has its own set of specific characteristics (such as investment flows, interest rate volatility, and other attributes) that may offer trading opportunities. The investment ideas generated based on these four themes are combined into four relative value portfolios (Developed Currencies, Emerging Currencies, Relative Equities, and Relative Bonds) that comprise approximately 85% of the overall risk, and one directional portfolio (Global Equities and Bonds) that accounts for the remaining 15% of risk.

Performance since inception of the Equinox IPM Systematic Macro Fund

As of 6/30/2017	Fiscal Year	Cumulative	Annualized	Annualized
	Return	Return	Return	Standard Deviation
Class I	1.08%	7.85%	3.88%	10.40%
Managed Futures (BTOP50® Index)	-9.43%	-6.91%	-3.54%	6.34%
Equities (S&P500® Index)	17.90%	22.24%	10.65%	11.23%

The inception date of EQIPX is 7/6/2015, displayed benchmark inception is 7/1/2015. Performance data quoted here represents past performance. Current performance may be lower or higher than the performance quoted above. Past performance does not guarantee future results. The value of an investor’s shares will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser, Equinox Institutional Asset Management, LP, has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least until 10/31/2017 to ensure that the net annual fund operating expenses will not exceed 1.89% of the Fund’s average daily net assets, subject to possible recoupment from the Fund in future years subject to approval of the Fund’s Board of Trustees. For performance current to the most recent month end, please visit equinoxfunds.com.

Gross/Net expense ratio: Class I: 2.08% / 1.94%. The Gross Net Expense Ratio does not include costs associated with any over the-counter derivatives utilized by the Fund. The Fund does not anticipate that it will pay fees to derivative counterparties in the fiscal year 2016 in excess of 0.50% (annualized) of the notional exposure to the IPM Program provided by the relevant derivative instrument.

Please review the Fund’s prospectus for more information regarding fees and expenses.

This systematic global macro investment and portfolio construction approach seeks to generate returns that tend to have low correlations, not only to traditional asset classes such as bonds and equities and alternative strategies other than managed futures, but even to most other managed futures trading programs, including those that are predominantly trend-following. Returns of the Fund’s Class I shares are shown in the table on page 2. For the fiscal

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com year ended June 30, 2017, the Fund had positive performance; it significantly outperformed the Barclay BTOP 50® Index (shown as a representative managed futures index) but paled in comparison with the banner year experienced by the S&P 500® Total Return Index (shown as a representative U.S. large-cap equity index). The same pattern holds for the returns since inception.

Estimated Risk Exposures by Portfolio as of June 30, 2017 (1-day, 95% VaR)

Portfolio	VaR	Value at risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time-frame
Developed Currencies	0.85%
Emerging Currencies	0.15%
Relative Equities	0.30%
Relative Bonds	0.35%
Global Equities and Bonds	0.20%
Fund	0.70%

The Fund’s risk exposure is diversified across five portfolios. As of June 30, 2016, measured in terms of Value-at-Risk or VaR (1-day, 95%), Developed Currencies represented the largest risk exposure in the Fund, followed by Relative Bonds and Relative Equities. Exposures to Emerging Currencies and directional Global Equities and Bonds were relatively small. Portfolio risk exposures tend to vary over time, as they are functions of the signals generated by trading models, modulated by the program’s risk management systems.

Estimated Performance Attribution by Portfolio for the fiscal year ended June 30, 2017

Portfolio	Contribution
Developed Currencies	-4.29%
Emerging Currencies	0.95%
Relative Equities	3.91%
Relative Bonds	-2.92%
Global Equities and Bonds	3.44%
Fund	1.09%

In terms of estimated performance attribution, as shown above, Developed Currencies were the biggest detractor from performance, followed by Relative Bonds; Relative Equities were the biggest contributor, followed by Global Equities and Bonds. Emerging Currencies had a relatively smaller impact. It is interesting to note that the top contributor and detractor for the prior fiscal year were exactly opposite to this year.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

FUND COMMENTARY

The Fund’s performance for the fiscal year can conveniently be broken down into quarters: a negative first quarter, a flattish but positive second quarter, a very strong third quarter, and a positive fourth quarter. Overall, as discussed, the Fund was up 1.08% for the fiscal year, with most of that performance earned during the third fiscal quarter (i.e., Q1 of 2017).

Q3 of 2016 started on a rough note. At the outset of July, the focus continued to be the fallout of Brexit, both from a Private Mortgage Insurance (PMI) perspective, where the all-important services sector contracted, as well as speculations around Bank of England (BOE) actions. In the US, the Non-Farm Payroll (NFP) data came in at a level not seen since 2009, pushing the S&P500 to new highs while the Q2 Gross Domestic Product (GDP) data failed to provide the expected gain following the weaker Q1 (which was further revised downwards). On the back of this and global uncertainty the Fed did not choose to hike rates further. In Australia, the S&P lowered their credit outlook to negative, but yields continued to fall based on inflation below estimates. On the Japanese agenda, Abe won a super-majority, forcing the Yen lower as new stimulus was promised. Global equities gained 4.2% for the month while global bonds gained a more muted 0.4%. The strategy suffered during the month, primarily due to losses from the relative bond portfolio. None of the key positions performed well but it was predominantly the outperformance of Gilts, where the strategy held a large short, which gave rise to drag. Also, the two long positions in T-Notes and Japanese Government Bonds (JGB) underperformed, which, in conjunction with outperforming Aussie bonds, led to further losses. The positioning is driven primarily by Value and Macro where, however, there has emerged a clear difference between what the market has priced in and what the models expect. In other parts of the strategy, profits were seen from the asset class portfolio, gaining from the equity market rally, while the relative equity portfolio was more or less flat. Both currency portfolios posted marginal losses – in the case of the developed portfolio, on appreciation of the Aussie Dollar, and in the case of the equity multiplier (EM) portfolio, on losses in Turkish Lira and the Russian Ruble, which outpaced gains in the South African Rand.

Central Bank activity dominated the news flow in the early and latter part of August, while the middle of the month was relatively quiet, with no major events and muted volatility. Early August saw the announcement from the BOE regarding a 25 basis points (bps) cut to the

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

UK lending base rate and additional measures of quantitative easing (QE). These measures, implemented in response to concerns about a slowdown in the UK economy following the Brexit vote, caused UK yields to fall to record lows. At the end of August, comments by Federal Reserve Chair Janet Yellen and additional statements by Vice Chair Stanley Fischer were perceived to be hawkish by the market and resulted in higher US yields and a stronger United States Dollar (USD) as the market priced in a possible rate hike in September. The Fund suffered losses primarily in the relative bond portfolio, mainly from a short position in UK Gilts, which rallied following the BOE announcement. The Fund was hurt further by its long position in US T-Notes as rates in the US rose. The strategy’s long position in US T -Notes is derived from a relatively attractive valuation and a weak macro-economic outlook, whilst market positioning appears to focus mostly on Fed communications. Elsewhere, the developed currency portfolio had smaller losses after the Yen weakened on expectations of further QE. The relative equity portfolio contributed positively thanks to its short Australian Index (ASX 200) and S&P500® positions, as well as its long Deutscher Aktienindex (DAX 30) position.

Central Banks were again in focus in September with the Fed, the Bank of Japan (BOJ) and European Central Bank (ECB) all meeting. The ECB left interest rates and its QE program unchanged. However, in his speech, Mario Draghi failed to address a possible extension to the QE program, resulting in a global sell off and higher yields. In Japan, the BOJ announced a tweaking of its QE program including “yield curve control”, targeting a yield of 0% for the 10Y JGB. Market reactions were mixed, with yields initially spiking, but later coming back to their pre-announcement levels. Finally, in the US, the Federal Open Market Committee (FOMC) chose not to raise interest rates, which led to a rally in global bonds and a weaker USD. Towards the end of the month, news about Deutsche Bank had a negative effect on market risk appetite. The Fund had a strong month, primarily driven by the relative bond portfolio, benefiting from a short position in UK Gilts, which fell after the ECB meeting, and a long position in JGBs. The developed currency portfolio also had a good month and profited from a long position in the Yen, which strengthened after the BOJ meeting. Additional gains also came from the short position in Swedish Krone, a position based primarily on macroeconomic factors, but also on the currency’s risk premium. Losses came from a short Aussie Dollar position. The relative equity portfolio detracted in September, with most of the drag resulting from the long position in the Financial Times Stock Exchange (FTSE)/Management Information Base (MIB) and

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com the short position in FTSE. The EM currency portfolio also posted minor positive returns for the month.

Global bond markets suffered a sell-off in October with yields, particularly in the UK and the Eurozone, significantly higher as inflation expectations rose sharply. US and Eurozone macro-economic data was largely positive during the month, which also contributed to the poor environment for bonds. In the UK, Q3 GDP data came in stronger than expected which resulted in reduced expectations of further stimulus from the BOE. Towards the end of the month, the Riksbank elected to keep its main interest rate on hold at record low levels and cut its inflation forecast for next year, resulting in a weaker currency. Global equities and global bonds ended the month down by 1.9% and 1.3%, respectively. The Fund had a very strong month, primarily driven by the relative bond portfolio. The portfolio’s short in UK Gilts was the main driver of the performance as yields increased on the back of strong GDP data, broader inflation concerns, and fears of a “hard Brexit”. Additional gains came from the long US T -Note and JGB positions, as well as the short Australian 10-year position. The relative equity portfolio also had a strong month with profits from long positions in FTSE/MIB and International Business Exchange (IBEX 35), as well as from short positions in Swiss Market Index (SMI), ASX 200 and S&P 500. The directional portfolio contributed positively thanks to both its short global bond and long global equity positions. The EM currency portfolio also posted positive returns driven primarily by its long Mexican Peso and short Korean Won positions. While the developed currency portfolio did benefit from the depreciation of the Swedish Krone, it also suffered drag from its short Aussie Dollar and long Yen positions, ending the month with a small loss.

In November, market movements were dominated by the US presidential election. Equity markets rallied on the perceived pro-growth policies of the incoming administration. While European markets also rallied, they failed to keep up with the US as political uncertainly dominated towards the end of the month. Global bonds sold off after markets adjusted for rapidly increasing inflation expectations, primarily in the US. The US Dollar strengthened against most other major currencies as the market priced in further interest rate increases. Global equities gained 1.4% for the month while global bonds were down by 1.7%. For the Fund, November became a challenging month with losses from four of the five portfolios. The relative bond portfolio had a particularly difficult month, primarily from its long US T-Note position, which suffered from the rise in interest rates. Additional drag came from the portfolio’s short

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

UK Gilt position. The relative equity portfolio also detracted this month as most European markets underperformed the US, Australian and Canadian markets. The developed currency portfolio suffered losses, predominantly from its long Yen position but also to some extent from its long Euro and short Canadian Dollar positions. For the EM currency portfolio, this month’s underperformance resulted chiefly from the long Mexican Peso and Turkish Lira positions.

Following an uneventful December for the Fund, the Trump inauguration offered plenty of political turmoil; yet, equity market volatility crept lower in January. In the UK, Prime Minister (PM) Theresa May’s advancements towards an Article 50 trigger sparked the biggest Great British Pound (GBP) one-day rally in almost a decade. The ‘Trump trade’ faded somewhat and the USD weakened as market participants worried about political remarks about the currency’s strength. Global equities gained 2.4% while global bonds sold off and lost 0.8%. The Fund struggled as the currency portfolios underperformed. Although gains were seen from the strengthening Yen, most positions in the developed currency portfolio contributed negatively, notably the shorts in the Aussie and Kiwi Dollars. The EM currency portfolio suffered primarily from its long Turkish Lira positioning. The relative equity portfolio posted a slight loss following the S&P500® outperformance against French and Italian markets.

Following a flat February, March saw an expected Fed hike, as well as the failure of Trump’s health care repeal. European stories were more bullish; the Dutch election outcome was one of several data points favorable to the markets. In the UK, PM May ‘finally’ triggered Brexit, as expected. In emerging markets, the dismissal of the Finance Minister (along with eight other ministers) caused havoc to the South African Rand, benefiting the Fund’s short position. Global equities ended the month 1.1% higher while global bonds lost 0.1%. The Fund performed very well during March, with strong gains from both the developed currency and relative equity portfolios. Gains were seen primarily in the short Kiwi Dollar position, but also from being long the Yen and the Euro. EM currency returns were also positive with the continued recovery of the Mexican Peso. The relative equity portfolio again benefited from the acceleration in European data seeing significant gains in both Italy and Spain, as well as on the short side, from the underperformance of the US and Canada. The directional portfolio ended the month with a modest gain after bonds recovered from their lows earlier in the month leaving mostly performance from the long in global equities.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Geopolitical concerns in North Korea and a surprise US attack in Syria unnerved the market in the early parts of April. Combined with further concerns about the Trump administration’s ability to enact policy, this resulted in a risk-off environment in the early parts of the month. However, in the second part of the month, market sentiment swung around as the first round of the French Presidential election passed without major surprises and the earnings season kicked off with strong numbers in both Europe and in the US. At the end of the month, global equities had gained 1.5% while global bonds gained 0.7%. April was a good month for the Fund, with most portfolios finishing up for the month. The risk-off environment early in the month particularly benefited the developed currency portfolio as the Yen rallied, although it gave back gains later on. The long Euro position was also profitable as political concerns abated after the first round of the French election. The GBP was also firmer after the announcement of an early general election in the UK. The EM currency portfolio was higher driven by a strengthening Turkish lira as the market digested the result of the constitutional referendum. As risk appetite returned in the latter part of the month, the relative equity portfolio performed well with Eurozone stock markets outpacing the rest of the world. The relative bond portfolio also had positive performance driven by short positions in JGBs and Gilts, and by a long position in US Treasuries.

After a very quiet May, volatility returned to markets with a vengeance in June, particularly towards the end of the month as markets digested the comments coming out of the central bankers’ meeting in Portugal. The net effect was rapidly rising interest rates as markets braced for the beginning of the end of QE with several central bankers (most notably Draghi) sounding increasingly hawkish. On the fundamental side, macro data was mixed in June; most noteworthy were disappointing US payrolls, and US inflation data, which also surprised on the downside, although the Fed raised the target Fed Funds rate by 25bps as was widely expected. Data coming out of Europe continued to look solid, with growth in line with expectations. In the UK, the Tories failed to secure a majority in the general election and Brexit negotiations started in earnest. Global equities gained 0.4% for the month while global bonds lost 0.4%. The Fund was down in June. Losses came from the developed currency portfolio, which suffered at the end of the month after market focus turned to central banks. This resulted in losses from the long Yen position, but even more so from short positions in the Canadian and Kiwi Dollars. These losses were partly offset by gains from a long position in the Aussie Dollar. Further drag

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com came from the relative equity portfolio, where long positions in IBEX 35 and DAX 30 combined with a short position in the S&P 500 all detracted from performance. Positive contributions from the relative bond portfolio, the directional portfolio, and the EM currency portfolio were not enough to offset the month’s losses.

OUTLOOK

More than eight years into the current equity bull market run, many market professionals continue to worry that prevailing lofty equity valuations may not be sustainable for much longer. So far, they have been proven wrong—barring the couple of dips seen during the last few months. Likewise, forecasters who have been predicting higher interest rates for at least four years have also been off the mark, as the secular upward trend in bonds has shown few signs of reversing. While all asset classes do inevitably go through cycles, it is increasingly clear that investors and pundits alike are inept at predicting the future, and attempts to tactically time markets usually end up detracting from performance.

Although the Fund has been in operation only for a fairly short period, the IPM program has a track record that dates back several years. These types of programs have historically offered useful diversification benefits, along with what we believe are attractive risk-adjusted long-term returns over multiple market cycles. In our opinion, the Fund could continue to offer these potential benefits in the future. The macro environment is still challenging and the outlook for markets remains fraught with uncertainty. Some of the risks we perceive on the horizon for the coming year include: the inability of the Trump administration to govern and pass legislation amid the growing Russia scandals; ongoing concerns about the slowing global economy; continuing geopolitical tensions in various parts of the world, including North Korea, and the aftermath of “Brexit.”

We continue to believe that, by accepting some drawdown risk—and managed futures drawdowns have historically rarely been very deep, although they have at times dragged out painfully, as was the case in 2011-2013—investors tend to be compensated with a positive risk premium over time, a core hypothesis of most managed futures strategies. The IPM program strives to implement efficient risk management techniques that aim to protect gains and mitigate losses during difficult periods; based on historical experience, we believe this may yield positive risk-adjusted performance over the long run and over multiple market cycles.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

As always, we encourage investors to focus on holding portfolios that contain a strategic mix of traditional assets and alternative asset classes, appropriate for their long-term goals. Well-balanced portfolios may display lower volatility, while also affording potential opportunities for long-term growth. We believe that the Fund could play an important role in such an investment portfolio.

DEFINITIONS OF TERMS AND INDICES

Article 50 of the Treaty on European Union is a part of European Union law that sets out the process by which member states may withdraw from the European Union.

Annualized rate of return (AROR): The geometric average return for a period greater than or equal to one year, expressed on an annual basis or as a return per year.

ASX 200 Index is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from Standard & Poor’s.

Barclay BTOP50 Index® (BTOP50): The Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure.

Basis point (BPS): Refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points, and 0.01% = 1 basis point.

Brexit is an abbreviation of “British exit”, which refers to the June 23, 2016 referendum by British voters to exit the European Union.

Cumulative return: The return or yield on an investment or portfolio over a given period of time, expressed in non-annualized terms.

Deutscher Aktienindex (DAX) is a blue chip stock market index consisting of 30 major German companies trading on the Frankfurt Stock Exchange.

A drawdown is the peak-to-trough decline during a specific recorded period of an investment, fund, or commodity.

Drag describes the loss in returns owing to taxation, usually on an investment.

European Central Bank (ECB) is the central bank responsible for the monetary system of the European Union (EU) and the euro currency. The bank was formed in Germany in June 1998 and works with the other national banks of each of the EU members to formulate monetary policy that helps maintain price stability in the European Union.

The Federal Reserve (the Fed) is the central bank of the US and is a system that comprises a central governmental agency (the Board of Governors) in Washington, DC and 12 regional Federal Reserve Banks each responsible for a specific geographic area of the US having broad regulatory powers over the country’s money supply and credit structure.

The Federal Open Market Committee (FOMC) is the branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents.

The Financial Times Stock Exchange 100 Index (FTSE) is a share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization.

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

A forward contract is a customized contract between two parties to buy or sell an asset at a specified price on a future date. Unlike standard futures contracts, a forward contract can be customized to any commodity, amount, and delivery date.

Gilts are bonds that are issued by the British government, and they are generally considered low-risk investments.

International Business Exchange (IBEX 35) is the benchmark stock market index of the Bolsa de Madrid.

Long Position refers to the buying of a security with the expectation that the asset will rise in value. There is risk of loss. You can lose money by utilizing a long position. There is no assurance that any investment strategy will be profitable, or that they will be able to avoid losses.

A Medium-term Trend Following or Momentum Trading Strategy seeks to capitalize on momentum or price trends across global asset classes by taking either long or short positions when a trend is determined to have been established. The strategy is applied using a medium-term time-frame of generally between one to six months.

The People’s Bank of China (PBOC) is the central bank of the People’s Republic of China and is located in Beijing.

Private Mortgage Insurance (PMI) is a special type of insurance policy, provided by private insurers, to protect a lender against loss if a borrower defaults.

Quantitative Easing is the introduction of new money into the money supply by a central bank.

S&P500® Total Return Index: Widely regarded as the best single gauge of the US equities market, this world-renowned Index includes 500 leading companies in leading industries of the US economy.

Short Position is a position whereby an investor sells a security in which they do not own in anticipation of a price decline. The investor is then required to return an equal number of shares at some point in the future. There is risk of loss. You can lose money by utilizing a short position. There is no assurance that any investment strategy will be profitable, or that they will be able to avoid losses.

A swap is a derivative contract through which two parties exchange financial instruments.

A Systematic Trading Strategy (also known as Quantitative) employs computer driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally with little or no human intervention once a mathematical formula has been entered.

A Trend-Following Strategy seeks to capitalize on momentum or price trends across global asset classes by taking either long or short positions as a trend is underway. Price trends are created when investors are slow to act on new information or sell prematurely and hold on to losing investments to long. Price trends continue when investors continue to buy and investment that is going up in price or sell an investment that is going down in price.

Value at risk (VaR) is a statistical technique used to measure and quantify the level of financial risk within a firm or investment portfolio over a specific time-frame.

The VIX® Index (“VIX”) is a forward-looking measure of equity market volatility. Since its introduction, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

5558-NLD-07/28/2017

47 Hulfish Street, Suite 510, Princeton, NJ 08542 ● T 609.430.0404 ● F 609.454.5010 ● www.equinoxfunds.com

Equinox IPM Systematic Macro Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

The Fund’s performance figures* for the periods ended June 30, 2017, as compared to its benchmarks:

		Annualized
		Start of Performance ** -
	One Year	June 30, 2017
Equinox IPM Systematic Macro Fund
Class I	1.08%	3.88%
S&P 500® Total Return Index ***	17.90%	10.65%
HFRI Macro (Total) Index® ^	(5.61)%	(1.35)%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost . The returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares. Performance figures for periods greater than one year are annualized. The returns would have been lower had Equinox Institutional Asset Management, LP (the “Adviser”) not waived its fees or reimbursed a portion of the Fund’s expenses pursuant to an expense limitation agreement. Under the terms of the expense limitation agreement, the Adviser has contractually agreed to reduce its advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.89% of the Fund’s average daily net assets. This expense limitation will remain in effect until October 31, 2017 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement for the Fund , subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment by the Adviser will occer unless the Fund’s operating expenses are below the expense limitation amount . The contribution from the Administrator (see Note 4) did not impact the Fund’s performance figures. Per the fee table in the November 1, 2016 prospectus, the Fund’s “total annual fund operating expenses” and “total annual fund operating expenses after fee waiver and/or expense reimbursement” are 2.08% and 1.94%, respectively. More recent expense ratio information is available in the Consolidated Financial Highlights on page 18. For performance information current to the most recent month-end please call 1-888-643-3431.

**	Start of performance is July 7, 2015.

***	The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

^	The HFRI Macro (Total) Index® includes Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $200,000,000 Investment

Portfolio Composition	% of Net Assets
U.S. Treasury Notes	48.8%
Other assets and liabilities - net +	51.2%
100.0%

+ Includes net unrealized depreciation on futures contracts.

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2017

Principal Amount		Coupon Rate %	Maturity Date	Fair Value
	U.S. TREASURY NOTES - 48.8%
$25,000,000	United States Treasury Note	0.7500	10/31/2017	$24,972,250
100,000,000	United States Treasury Note	0.8750	7/15/2017	100,000,350
50,000,000	United States Treasury Note	1.0000	3/15/2018	49,919,925
60,000,000	United States Treasury Note	1.8750	10/31/2017	60,152,340
	TOTAL U.S. TREASURY NOTES (Cost - $235,229,890)			235,044,865

	TOTAL INVESTMENTS - 48.8% (Cost - $235,229,890) (a)			$235,044,865
	OTHER ASSETS AND LIABILITIES - NET - 51.2%			246,812,697
	TOTAL NET ASSETS - 100.0%			$481,857,562

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $235,229,890 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(185,025)
Net Unrealized Depreciation:	$(185,025)

		Unrealized Appreciation/
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS
973	10 YR AUD Government Bond September 2017
	(Underlying Face Amount at Fair Value $96,471,712)	$(1,556,608)
2,064	Australian Dollar Future September 2017
	(Underlying Face Amount at Fair Value $158,412,000)	1,592,434
74	AEX Index (Amsterdam) July 2017
	(Underlying Face Amount at Fair Value $8,549,796)	(260,385)
545	British Pound Future September 2017
	(Underlying Face Amount at Fair Value $44,434,531)	926,500
413	CAC 40 10 Euro Future July 2017
	(Underlying Face Amount at Fair Value $24,101,141)	(648,891)
132	Dax Index September 2017
	(Underlying Face Amount at Fair Value $46,370,226)	(1,611,481)
1,106	Euro FX Currency Future September 2017
	(Underlying Face Amount at Fair Value $158,531,275)	2,097,252
291	Euro-Bund Future September 2017
	(Underlying Face Amount at Fair Value $53,724,690)	(833,857)
283	FTSE/MIS Index Future September 2017
	(Underlying Face Amount at Fair Value $33,082,908)	(858,040)
273	IBEX-35 Index July 2017
	(Underlying Face Amount at Fair Value $32,400,884)	(1,224,378)
1,651	Japanese Yen Future September 2017
	(Underlying Face Amount at Fair Value $183,880,125)	(6,046,738)
311	Mexican Peso Future September 2017
	(Underlying Face Amount at Fair Value $8,473,195)	(4,120)
29	Polish Zloty September 2017
	(Underlying Face Amount at Fair Value $3,914,420)	43,820
181	Russian Ruble Future September 2017
	(Underlying Face Amount at Fair Value $7,559,013)	(206,437)
369	Swiss Franc Future September 2017
	(Underlying Face Amount at Fair Value $48,329,775)	260,585
91	TOPIX Index Future September 2017
	(Underlying Face Amount at Fair Value $13,051,487)	67,779

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017

		Unrealized Appreciation/
Contracts		(Depreciation)
	LONG FUTURES CONTRACTS (Continued)
377	TRY USD Currency September 2017
	(Underlying Face Amount at Fair Value $52,414,310)	$375,210
2,954	US 10 Year Note Future September 2017
	(Underlying Face Amount at Fair Value $370,819,313)	(734,882)
428	USD SGD Currency July 2017
	(Underlying Face Amount at Fair Value $10,697,280)	(43,927)
95	USD ZAR Currency September 2017
	(Underlying Face Amount at Fair Value $9,635,223)	192,958
		(8,473,206)

	SHORT FUTURES CONTRACTS
509	Brazilian Real Future August 2017
	(Underlying Face Amount at Fair Value $15,297,995)	(5,090)
2,239	Canadian 10 Year Bond September 2017
	(Underlying Face Amount at Fair Value $242,312,658)	6,239,806
1,954	Canadian Dollar Future September 2017
	(Underlying Face Amount at Fair Value $150,926,960)	(2,714,941)
168	FTSE 100 Index September 2017
	(Underlying Face Amount at Fair Value $15,804,856)	441,895
94	Hang Seng Index Future July 2017
	(Underlying Face Amount at Fair Value $15,403,865)	68,572
449	INR/USD July 2017
	(Underlying Face Amount at Fair Value $13,857,936)	17,557
231	Japan 10 Year Bond Future September 2017
	(Underlying Face Amount at Fair Value $308,609,915)	821,047
562	KRW USD Currency July 2017
	(Underlying Face Amount at Fair Value $12,292,345)	141,905
901	Long Gilt Future September 2017
	(Underlying Face Amount at Fair Value $146,961,455)	2,526,523
2,316	New Zealand Dollar Future September 2017
	(Underlying Face Amount at Fair Value $169,392,240)	(779,699)
170	NOK/USD Norwegian Krone September 2017
	(Underlying Face Amount at Fair Value $40,759,200)	(66,294)
211	OMXS30 Index July 2017
	(Underlying Face Amount at Fair Value $4,009,464)	81,616
79	S&P 500 Future September 2017
	(Underlying Face Amount at Fair Value $47,812,775)	152,943
167	S&P/TSX 60 Index Future September 2017
	(Underlying Face Amount at Fair Value $22,868,468)	418,201
3	SPI 200 September 2017
	(Underlying Face Amount at Fair Value $324,980)	1,176
1,011	Swedish Krona Future September 2017
	(Underlying Face Amount at Fair Value $240,901,080)	(5,842,500)
296	Swiss Market Index September 2017
	(Underlying Face Amount at Fair Value $27,465,734)	(115,121)
11	USD/CZK September 2017
	(Underlying Face Amount at Fair Value $1,093,401)	24,830
4	USD/HUF September 2017
	(Underlying Face Amount at Fair Value $397,639)	9,355
		1,421,781
	NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	$(7,051,425)

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017

ASSETS
Investment securities:
At cost	$235,229,890
At fair value	$235,044,865
Cash	194,310,681
Deposits for futures contracts *	59,940,781
Receivable for Fund shares sold	10,218
Interest receivable	771,527
Prepaid expenses and other assets	67,756
TOTAL ASSETS	490,145,828

LIABILITIES
Net unrealized depreciation on futures contracts	7,051,425
Advisory fee payable	653,270
Payable for fund shares redeemed	519,968
Payable to related parties	25,521
Accrued expenses and other liabilities	38,082
TOTAL LIABILITIES	8,288,266
NET ASSETS	$481,857,562

Net Assets Consist Of:
Paid in capital	$489,337,804
Accumulated net investment loss	(3,970,800)
Accumulated net realized gain from investments, futures contracts and swap contract	3,562,545
Net unrealized depreciation of investments and futures contracts	(7,071,987)
NET ASSETS	$481,857,562

Net Asset Value Per Share:
Class I Shares:
Net Assets	$481,857,562
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	47,129,648
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.22

*	Pledged as collateral for futures contracts.

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1%.

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

INVESTMENT INCOME
Interest	$1,926,254

EXPENSES
Investment advisory fees	9,631,425
Transfer agent fees	610,312
Legal fees	104,999
Interest expense	284,884
Administrative services fees	255,926
Accounting services fees	69,018
Audit and tax fees	34,500
Custodian fees	48,362
Registration fees	45,001
Trustees fees and expenses	46,142
Printing and postage expenses	48,002
Compliance officer fees	9,308
Insurance expense	97,056
Other expenses	64,999
TOTAL EXPENSES	11,349,934

Less: Fees waived by the Adviser	(615,371)

NET EXPENSES	10,734,563
NET INVESTMENT LOSS	(8,808,309)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Futures contracts	30,551,041
Foreign currency translations	631,945
Commissions on futures contracts	(927,527)
30,255,459
Net change in unrealized appreciation/(depreciation) on:
Investments	(247,601)
Futures contracts	(16,266,567)
Foreign currency translations	164,463
(16,349,705)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,905,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,097,445

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	June 30, 2017	June 30, 2016 (a)
FROM OPERATIONS
Net investment loss	$(8,808,309)	$(4,143,923)
Net realized gain on investment transactions, futures contracts and swap contract	30,255,459	7,407,960
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	(16,349,705)	9,277,718
Net increase in net assets resulting from operations	5,097,445	12,541,755

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(31,500,058)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	134,060,353	631,602,441
Net asset value of shares issued in reinvestment of distributions	4,431,396	—
Payments for shares redeemed	(215,096,043)	(59,883,301)
Capital contribution from the Administrator (see Note 4)	218,314	385,260
Net increase/(decrease) in net assets from shares of beneficial interest	(76,385,980)	572,104,400

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(102,788,593)	584,646,155

NET ASSETS
Beginning of Period	584,646,155	—
End of Period*	$481,857,562	$584,646,155
* Includes accumulated net investment loss of:	$(3,970,800)	$—

SHARE ACTIVITY
Class I:
Shares Sold	12,894,208	60,439,276
Shares Reinvested	444,462	—
Shares Redeemed	(21,012,120)	(5,636,178)
Net increase/(decrease) in shares of beneficial interest outstanding	(7,673,450)	54,803,098

(a)	The Equinox IPM Systematic Macro Fund commenced operations on July 6, 2015.

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	For the Year		For the Period
	Ended		Ended
	June 30, 2017		June 30, 2016 (1)
Net asset value, beginning of period	$10.67		$10.00
Activity from investment operations:
Net investment loss (2)	(0.16)		(0.17)
Net realized and unrealized gain on investments, futures contracts and swap contract	0.26		0.84
Total from investment operations	0.10		0.67
Less distributions from:
Net realized gains	(0.55)		—
Net asset value, end of period	$10.22		$10.67
Total return (3)	1.08	% (4)	6.70	% (5,6)
Net assets, at end of period (000’s)	$481,858		$584,646
Ratio of gross expenses to average net assets (including interest expense) (7)(9)	2.05%		2.08	% (8)
Ratio of net expenses to average net assets (including interest expense) (10)	1.94%		1.82	% (8)
Ratio of net investment loss to average net assets	(1.59)%		(1.58	)% (8)
Portfolio Turnover Rate	0%		0	% (6)

(1)	The Equinox IPM Systematic Macro Fund commenced operations on July 6, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(4)	For the period ended June 30, 2017, the Fund’s total return was not impacted by the voluntary reimbursement by a related party.

(5)	For the period ended June 30, 2016, 0.10% of the Fund’s total return consisted of a voluntary reimbursement by a related party. Excluding this item, total return would have been 6.60%.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(8)	Annualized.

(9)	Ratio of gross expenses to average net assets excluding interest expense (5,7)	2.00%	2.03	% (8)

(10)	Ratio of net expenses to average net assets excluding interest expense	1.89%	1.77	% (8)

See accompanying notes to consolidated financial statements.

Equinox IPM Systematic Macro Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2017

1.	ORGANIZATION

The Equinox IPM Systematic Macro Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 5, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on July 6, 2015. The Fund currently offers Class I institutional shares which are offered at net asset value. The investment objective of the Fund is to achieve long-term capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of Equinox Funds Trust (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30 , 2017 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
U.S. Treasury Notes	$—	$235,044,865	$—	$235,044,865
Total	$—	$235,044,865	$—	$235,044,865
Liabilities	Level 1	Level 2	Level 3	Total
Future Contracts *	$7,051,425	$—	$—	$7,051,425
Total	$7,051,425	$—	$—	$7,051,425

There were no transfers between levels during the current period presented. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Net unrealized depreciation of futures contracts is shown.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include the accounts of Equinox IPM Systematic Macro Fund Limited, a Delaware Limited Liability Company, (“EISM-CDC”), a controlled domestic corporation and wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the EISM-CDC which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The EISM-CDC utilizes a diversified portfolio of futures contracts and futures-related instruments such as forwards and swaps in broadly diversified global markets across three major asset classes: currencies, fixed income and stock indices to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

A summary of the Fund’s investments in the EPS-CDC is as follows:

		EISM-CDC Net Assets at	% Of Total Net Assets
	Inception Date of EISM-CDC	June 30, 2017	at June 30, 2017
EISM-CDC	7/8/2015	$52,889,356	10.98%

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrealized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (June 30, 2016) or expected to be taken in the Fund’s June 30, 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Colorado where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses specifically attributable to a particular fund in the Trust are borne by that fund. Other expenses are allocated to each fund based on its net assets in relation to the total net assets of all the applicable funds in the Trust or another reasonable basis.

Futures Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases and sells futures contracts to pursue its investment objective, hedge against market risk, and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Interest income earned or interest expense paid on balances at the counterparty are included in the Consolidated Statement of Operations as Interest Expense. For the year ended June 30, 2017, the Fund had a net change in unrealized depreciation of $16,266,567 from futures contracts. For the year ended June 30, 2017, the Fund had net realized gains of $30,551,041 from futures contracts.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. Realized gains and losses from a decrease in the notional value swap are recognized on trade date. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

In order to maintain prudent risk exposure to the counterparty, the Adviser will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Adviser may determine. If the Adviser determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. The Fund did not hold a swap contract as of and for the year ending June 30, 2017.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

Offsetting of Financial Assets and Derivative Assets

It is the Fund’s policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of swap contracts. During the year ended June 30, 2017, the Fund is subject to a master netting arrangement for the swaps and futures. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2017.

Liabilities						Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Consoldiated Statement of Assets & Liabilities		Net Amounts of Liabilities Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$(23,553,389	) (1)	$16,501,964	(1)	$(7,051,425)	$—	$7,051,425	$—
Total	$(23,553,389)		$16,501,964		$(7,051,425)	$—	$7,051,425	$—

(1)	See Consolidated Portfolio of Investments for breakout of gross unrealized appreciation and depreciation by future contract.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Consolidated Statement of Assets and Liabilities as of June 30, 2017:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Liability Derivatives
Equity/Interest Rate/Currency
Contracts	Unrealized depreciation on futures contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2017:

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2017
Futures Contracts	$(3,486,114)	$6,462,029	$(10,027,340)	$(7,051,425)
Total	$(3,486,114)	$6,462,029	$(10,027,340)	$(7,051,425)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2017:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Equity/Interest Rate/ Currency	Net realized gain/(loss) on:
Contracts	Futures contracts
Net change in unrealized
appreciation/(depreciation) on:
Futures contracts

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

The following is a summary of the Fund’s realized and unrealized gain/(loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended June 30, 2017:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations

				Mixed: Currency,
				Equity and Interest	Total for the year ended
	Equity	Interest Rate	Currency	Rate	June 30, 2017
Futures Contracts	$(3,049,928)	$12,483,509	$(25,700,148)	$—	$(16,266,567)
Total	$(3,049,928)	$12,483,509	$(25,700,148)	$—	$(16,266,567)

Net realized gain/(loss) on derivatives recognized in the Consoldiated Statement of Operations

				Mixed: Currency,
				Equity and Interest	Total for the year ended
	Equity	Interest Rate	Currency	Rate	June 30, 2017
Futures Contracts	$44,569,444	$(21,414,578)	$7,396,175	$—	$30,551,041
Total	$44,569,444	$(21,414,578)	$7,396,175	$—	$30,551,041

The notional value (underlying face amount at fair value) of the derivative instruments outstanding as of June 30, 2017 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Indemnification –  The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2017, there were no purchases or sales of portfolio securities, other than short-term investments and U.S. Government securities.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

4.	INVESTMENT ADVISERY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Equinox Institutional Asset Management, LP serves as the Fund’s Investment Adviser (the “Adviser”).

Pursuant to an Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. The Adviser has engaged IPM Informed Portfolio Management AB (“IPM”) to direct the investment in futures contracts and futures-related instruments of IPM-CDC in accordance with its IPM Systematic Macro Trading Program (the “IPM Program”). As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.74% of the Fund’s average daily net assets. IPM is paid by the Adviser, not by the Fund. For the year ended June 30, 2017, the Fund incurred Advisory fees of $9,631,425. The advisory fee payable at June 30, 2017 in the amount of $653,270 was paid in July 2017.

Under the terms of the expense limitation agreement, the Adviser has contractually agreed to reduce its Advisory fee and/or reimburse certain expenses of the Fund, to ensure that the Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) “Acquired Fund Fees and Expenses,” and (v) brokerage commissions, do not exceed, on an annual basis, 1.89% of the Fund’s average daily net assets. This expense limitation will remain in effect until October 31, 2017 but can be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser.

For the year ended June 30, 2017, the Adviser voluntarily waived expenses in the amount of $615,371, all of which is subject to recapture by the Adviser.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than 1.89% of average daily net assets attributable to Class I shares, the Adviser shall be entitled to recoupment by the Fund for such waived fees or reimbursed expenses provided that such recoupment does not cause the Fund’s expenses to exceed 1.89% of average daily net assets for Class I. If Fund operating expenses attributable to Class I shares subsequently exceed 1.89% per annum of the average daily net assets, the recoupment by the Adviser shall be suspended.

The following is subject to recapture by the Adviser:

$683,881	June 30, 2019
$615,371	June 30, 2020

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund; provided, however, such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the year ended June 30, 2017, the Fund did not pay distribution related charges pursuant to the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

As a result of NAV errors that occurred during the period ended June 30, 2016, the Fund experienced a loss of $385,260, all of which was reimbursed by GFS. As a result of NAV errors that occurred during the year ended June 30, 2017, the Fund experienced a loss of $218,314, all of which was reimbursed by GFS.

5.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended June 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2017	June 30, 2016
Ordinary Income	$2,108,403	$—
Long-Term Capital Gain	29,238,149	—
Return of Capital	153,506	—
	$31,500,058	$—

There were no distributions for fiscal year ended June 30, 2016.

Equinox IPM Systematic Macro Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(12,258,313)	$—	$—	$4,778,071	$(7,480,242)

The differences between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/loss from investments are primarily attributable to the mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $3,970,800.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $8,287,513.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, and reclassification of distributions paid, resulted in reclassification for the year ended June 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Gains
$(6,371,040)	$4,837,509	$1,533,531

6.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there were no subsequent events requiring adjustment and/or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox IPM Systematic Macro Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments of Equinox IPM Systematic Macro Fund (the Fund), a series of the Equinox Funds Trust, as of June 30, 2017, and the related consolidated statement of operations, for the year then ended and the consolidated statements of changes in net assets and the financial highlights for the year then ended and for the period from July 6, 2015 (commencement of operations) through June 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equinox IPM Systematic Macro Fund as of June 30, 2017, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for the year then ended and for the period July 6, 2015 (commencement of operations) through June 30, 2016 in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

August 29, 2017

Equinox IPM Systematic Macro Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2017

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Fund’s	Beginning	Account	Paid	Account	Paid
Equinox IPM Systematic	Annualized	Account Value	Value	During	Value	During
Macro Fund	Expense Ratio	1-1-17	6-30-17	Period*	6-30-17	Period*
Class I	1.94%	$1,000.00	$1,032.30	$9.78	$1,015.17	$9.69

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2017

Approval of Investment Advisory Agreement

Approval of Continuation of Investment Advisory Agreement between Equinox Institutional Asset Management and Equinox Funds Trust on behalf of IPM Systematic Macro Fund.

At a meeting held on November 17, 2016 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Equinox Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Advisory agreement between Equinox Institutional Asset Management (“EIAM” or the “Adviser”) and the Trust (the “Agreement”) on behalf of IPM Systematic Macro Fund (the “Fund”). At the Meeting, the Board considered the continuation of the Agreement with respect to the Fund for an additional one year period.

In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed for the Fund, (ii) the size and qualifications of the portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of EIAM, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Funds, (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with representatives of the Adviser as provided at the Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to the Trust’s pricing procedures as established by the Board.

Performance. The Trustees considered the investment performance for the Fund and EIAM. The Trustees reviewed the historical performance of the Fund as compared to the Fund’s benchmark index, the Barclay BTOP50 Index (the “Index”), and as compared to three other investment companies managed by other investment advisers that employ a managed futures strategy (the “Peer Funds”). The Trustees considered the performance of the Fund against the Index and Peer Funds for the one year period ended September 30, 2016, noting that longer term performance data was not available. The Trustees noted that they also considered performance reports provided at Board meetings throughout the year. The Board noted that the Fund outperformed the Index and two of the Peer Funds for the year ended September 30, 2016, and underperformed one of the Peer Funds for the same period.

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

The Trustees considered explanations provided by EIAM regarding the various factors contributing to the Fund’s relative performance, including, among other things, differences in the Fund’s investment strategy, volatility targets and portfolio construction in comparison to the Peer Funds. The Board discussed with EIAM the reasons behind such results for the Fund. In the instance where the Fund lagged one or more Peer Funds or the Index for certain periods, the Trustees considered other factors that supported the continuation of the Advisory Agreement, including EIAM’s investment decisions, such as security selection and sector allocation, attributing to such underperformance were reasonable and consistent with the Fund’s investment objective and policies. Taking note of EIAM’s discussion of the various factors contributing to the Fund’s performance and its continuing commitment to the Fund’s current investment strategy, the Independent Trustees concluded that the recent investment performance of the Fund was satisfactory.

Fees. The Trustees noted that the representatives of EIAM had provided information regarding its Advisory fees and an analysis of these fees in relation to the services provided to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also reviewed information regarding the fees the Adviser charges to other clients and evaluated explanations provided by Adviser as to differences in fees charged to the Fund and other similarly managed accounts, including other investment companies. The Trustees reviewed fees charged by other advisers that manage comparable mutual funds with similar strategies. The Trustees concluded that the Advisory fees and services provided by the Adviser are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Fund as measured by the information provided by Adviser.

Knowledge, experience, and qualifications. The Trustees then considered the level and depth of knowledge of EIAM, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by EIAM, the Board took into account its familiarity with EIAM’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account EIAM’s compliance policies and procedures and reports regarding the Adviser’s compliance operations. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other. Based on the information provided by EIAM, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by EIAM are appropriate and consistent with the terms of the Advisory Agreement including the proposed Advisory fee, (ii) the Fund is likely to benefit from the continued receipt of EIAM’s services under the Advisory Agreement, and (iii) EIAM has sufficient personnel, with the appropriate education and experience, to serve each Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel.

Costs. Trustees also considered (i) the costs of the services provided by EIAM, (ii) the compensation and benefits received by EIAM in providing services to the Fund, and (iii) its profitability. The Trustees noted that the level of profitability of EIAM is an appropriate factor to consider in providing service to the Fund, and the Trustees should be satisfied that EIAM’s profits are sufficient to continue as healthy, ongoing concerns generally, and as investment

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

adviser of the Fund. Based on the information provided, the Trustees concluded that EIAM’s estimated fees and profits (if any) expected to be derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the Advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale may be achieved at higher asset levels for the Fund for the benefit of Fund shareholders.

The Trustees determined to approve the continuation of the Advisory Agreement for an additional one year period. In approving the continuation of the Advisory Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by EIAM. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his own judgment. The Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, or Distributor, within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser or the Distributor within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Last Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last Five Years
David P. Demuth 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC (since May 2004).	8	None
Kevin R. Green 7/1954	Trustee Since December 2010	CEO of TripleTree Holdings, LLC an Investment Bank, Advisory and Principal Investing business (since 1997).	8	Director of BlueCross BlueShield of Minnesota (healthcare services).
Jay Moorin 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC (since 1998).	8	None

Interested Trustee

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Last Five Years
Robert J. Enck 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Institutional Asset Management, LP (since 2015); President and Chief Executive Officer, Equinox Fund Management, LLC (since 2007).	8	Executive Committee Member of The Frontier Fund (commodity pool).

Equinox IPM Systematic Macro Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

Executive Officers

Name and Year of Birth	Position(s) Held/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During the Past Five Years
Laura Latella 4/1958	Treasurer, Principal Financial Officer and Secretary Since November 2016	Chief Administrative Officer, Equinox Institutional Asset Management, LP (since May 2016); Consultant, Equinox Institutional Asset Management, LP (January 2016 – April 2016); Treasurer, CFO, Principal, 6800 Capital, LLC (May 1994 – January 2016).	N/A	N/A
Laura Szalyga 3/1978	Assistant Treasurer since August 2014	Vice President (since 2015) and Assistant Vice President (2011 to 2015) of Fund Administration, Gemini Fund Services, LLC	N/A	N/A
Emile R. Molineaux 9/1962	Chief Compliance Officer and Anti- Money Laundering Officer Since December 2010	CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)	N/A	N/A

*	Each Trustee and Officer shall serve until death, resignation or removal.

**	The term “Fund Complex” refers to the Equinox Funds Trust.

***	Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

PRIVACY NOTICE

Rev. August 2011

FACTS	WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-643-3431

Rev. August 2011

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

  ■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Equinox Funds Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISER
Equinox Institutional Asset Management, LP
47 Hulfish Street, Suite 510
Princeton, NJ 08542

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2.	Code of Ethics. (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's Principal executive officer, Principal financial officer, Principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3.	Audit Committee Financial Expert. (a)(1)ii The Registrant’s board of trustees has determined that David DeMuth is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. DeMuth is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $ 47,000

2016 - $ 45,000

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 - $ 8,250

2016 - $ 8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the Principal accountant's engagement were attributed to work performed by persons other than the Principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

2016 - None

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the Principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the Principal executive officer and Principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s Principal executive officer and Principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 9/7/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

Robert J. Enck, Principal Executive Officer

Date 9/7/2017

By (Signature and Title)

/s/ Laura Latella

Laura Latella, Principal Financial Officer

Date 9/7/2017